CNA Financial Corporation
Supplemental Financial Information
June 30, 2009
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation (CNAF)
Table of Contents
June 30, 2009

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2008 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases the level of returns and volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /			Fav /
PERIODS ENDED JUNE 30	Three Months		(Unfav)	Six Months		(Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,656	$1,774	(7)%	$3,328	$3,587	(7)%
Net investment income	675	576	17	1,095	1,010	8
Net realized investment losses, net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(484)	(170)	(185)	(1,098)	(256)	N/M
Portion of OTTI losses recognized in Other comprehensive income	89	—	N/M	89	—	N/M

Net impairment losses recognized in earnings	(395)	(170)	(132)	(1,009)	(256)	N/M
Other net realized investment gains	98	59	66	180	94	91

Net realized investment losses, net of participating policyholders’ interests	(297)	(111)	(168)	(829)	(162)	N/M

Other revenues	62	82	(24)	140	168	(17)

Total revenues	2,096	2,321	(10)	3,734	4,603	(19)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,294	1,472	12	2,636	2,861	8
Amortization of deferred acquisition costs	349	360	3	698	728	4
Other operating expenses	291	203	(43)	542	430	(26)
Interest	30	33	9	61	67	9

Total claims, benefits and expenses	1,964	2,068	5	3,937	4,086	4

Income (loss) from continuing operations before income tax	132	253	(48)	(203)	517	(139)
Income tax (expense) benefit	(12)	(62)	81	138	(126)	N/M

Income (loss) from continuing operations	120	191	(37)	(65)	391	(117)
Income (loss) from discontinued operations, net of income tax (expense) benefit of $0, $0, $0 and $0	(1)	2	(150)	(1)	1	(200)

Net income (loss)	119	193	(38)	(66)	392	(117)
Net income attributable to noncontrolling interests	(14)	(12)	(17)	(24)	(24)	—

Net income (loss) attributable to CNAF	$105	$181	(42)%	$(90)	$368	(124)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNAF Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions, except per share data)	2009	2008	2009	2008

COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNAF COMMON STOCKHOLDERS
Net operating income from continuing operations attributable to CNAF	$305	$250	$454	$471
Less: 2008 Senior Preferred dividend	(32)	—	(63)	—

Net operating income from continuing operations attributable to CNAF common stockholders	273	250	391	471
Net realized investment losses attributable to CNAF common stockholders	(199)	(71)	(543)	(104)

Income (loss) from continuing operations attributable to CNAF common stockholders	74	179	(152)	367
Income (loss) from discontinued operations attributable to CNAF common stockholders	(1)	2	(1)	1

Income (loss) attributable to CNAF common stockholders	$73	$181	$(153)	$368

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income from continuing operations attributable to CNAF	$1.14	$0.93	$1.68	$1.75
Less: 2008 Senior Preferred dividend	(0.12)	—	(0.23)	—

Net operating income from continuing operations attributable to CNAF common stockholders	1.02	0.93	1.45	1.75
Net realized investment losses attributable to CNAF common stockholders	(0.74)	(0.27)	(2.01)	(0.39)

Income (loss) from continuing operations attributable to CNAF common stockholders	0.28	0.66	(0.56)	1.36
Income (loss) from discontinued operations attributable to CNAF common stockholders	(0.01)	0.01	(0.01)	—

Basic and diluted earnings (loss) per share attributable to CNAF common stockholders	$0.27	$0.67	$(0.57)	$1.36

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	269.0	269.0	269.9

Diluted	269.0	269.1	269.0	270.0

RETURN ON EQUITY
Net income (loss) attributable to CNAF (1)	5.3%	7.7%	(2.3)%	7.5%

Net operating income from continuing operations attributable to CNAF (2)	11.4	9.8	8.4	9.3

(1)	Annualized net income (loss) attributable to CNAF divided by the average CNAF stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income from continuing operations attributable to CNAF divided by the average CNAF stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2009	December 31, 2008

Total assets	$53,588	$51,688
Insurance reserves	38,571	38,771
Debt	2,058	2,058
Total liabilities	44,477	44,391
Preferred stock	1,250	1,250
Accumulated other comprehensive loss	(2,127)	(3,924)
Noncontrolling interests	455	420
Total CNAF stockholders’ equity	8,656	6,877

Book value per common share	$27.53	$20.92

Book value per common share excluding AOCI	$35.44	$35.50

Outstanding shares of common stock (in millions of shares)	269.0	269.0

THREE MONTHS ENDED
JUNE 30
(In millions)	2009	2008

Net cash flows provided by operating activities (1)	$100	$509

Net cash flows used by investing activities	(70)	(242)

Net cash flows used by financing activities	(33)	(321)

Net cash flows from operating, investing and financing activities	$(3)	$(54)

SIX MONTHS ENDED
JUNE 30
(In millions)	2009	2008

Net cash flows provided by operating activities (1)	$287	$812

Net cash flows used by investing activities	(220)	(231)

Net cash flows used by financing activities	(59)	(594)

Net cash flows from operating, investing and financing activities	$8	$(13)

(1)	Operating cash flows for the three and six months ended June 30, 2009 include $(3) million and $(12) million related to discontinued operations. Operating cash flows for the three and six months ended June 30, 2008 include $(2) million and $2 million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward
THREE MONTHS ENDED JUNE 30, 2009

				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$11,893	$8,290	$20,183	$2,857	$4,203	$27,243
Ceded	2,122	1,420	3,542	941	1,628	6,111

Net	9,771	6,870	16,641	1,916	2,575	21,132

Net incurred claim & claim adjustment expenses	480	522	1,002	147	24	1,173

Net claim & claim adjustment expense payments	(596)	(389)	(985)	(110)	(121)	(1,216)

Foreign currency translation adjustment	—	85	85	—	3	88

Claim & claim adjustment expense reserves, end of period
Net	9,655	7,088	16,743	1,953	2,481	21,177
Ceded	2,050	1,374	3,424	909	1,590	5,923

Gross	$11,705	$8,462	$20,167	$2,862	$4,071	$27,100

SIX MONTHS ENDED JUNE 30, 2009

				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,282	$20,330	$2,862	$4,401	$27,593
Ceded	2,178	1,439	3,617	957	1,714	6,288

Net	9,870	6,843	16,713	1,905	2,687	21,305

Net incurred claim & claim adjustment expenses	989	1,022	2,011	281	46	2,338

Net claim & claim adjustment expense payments	(1,204)	(819)	(2,023)	(233)	(254)	(2,510)

Foreign currency translation adjustment	—	42	42	—	2	44

Claim & claim adjustment expense reserves, end of period
Net	9,655	7,088	16,743	1,953	2,481	21,177
Ceded	2,050	1,374	3,424	909	1,590	5,923

Gross	$11,705	$8,462	$20,167	$2,862	$4,071	$27,100

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	June 30, 2009		March 31, 2009		December 31, 2008
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$18,564	$16,844	$17,112	$14,341	$18,987	$15,880
Fixed maturities — tax-exempt	5,757	5,416	6,841	6,407	6,341	5,638
Equities	329	460	378	462	466	515
Short-term investments	4,307	4,307	4,471	4,471	3,070	3,078
Limited partnership investments	1,768	1,768	1,655	1,655	1,667	1,667
Other	4	8	3	11	3	27

Total investments	$30,729	$28,803	$30,460	$27,347	$30,534	$26,805

Net receivable/(payable)	$(99)		$96		$311
Securities lending collateral	—		(41)		—

Life & Group Non-Core:
Fixed maturities — taxable	$6,973	$6,558	$6,809	$5,649	$6,611	$5,592
Fixed maturities — tax-exempt	2,532	2,222	2,427	2,064	2,216	1,777
Equities	338	288	405	264	550	356
Short-term investments	174	174	112	112	457	456
Limited partnership investments	12	12	12	12	16	16
Other	—	—	1	—	1	1

Total investments	$10,029	$9,254	$9,766	$8,101	$9,851	$8,198

Net receivable/(payable)	$(12)		$(9)		$79
Securities lending collateral	—		—		—

Total investments	$40,758	$38,057	$40,226	$35,448	$40,385	$35,003

Total net receivable/(payable)	$(111)		$87		$390
Total securities lending collateral	—		(41)		—

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $23 million, $0 million, and $0 million as of June 30, 2009, March 31, 2009, and December 31, 2008 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2009
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$5,816	18.9	$448	4.8	$6,264	16.5
CMBS	556	1.8	96	1.1	652	1.7
Other ABS	381	1.3	49	0.5	430	1.1

Total Mortgage and Asset-Backed Holdings	6,753	22.0	593	6.4	7,346	19.3
Other taxable fixed maturities	10,091	38.5	5,965	64.5	16,056	42.2
Tax exempt fixed maturities	5,416	18.7	2,222	24.0	7,638	20.1
All other	6,543	20.8	474	5.1	7,017	18.4

Total investments	$28,803	100.0	$9,254	100.0	$38,057	100.0

Sub-prime (Included in RMBS Above)	$707	2.3	$8	0.1	$715	1.9
Alt-A (Included in RMBS Above)	$797	2.6	$41	0.4	$838	2.2
Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,906	22.5	$551	5.5	$7,457	18.3
CMBS	721	2.4	180	1.8	901	2.2
Other ABS	430	1.4	46	0.5	476	1.2

Total Mortgage and Asset-Backed Holdings	8,057	26.3	777	7.8	8,834	21.7
Other taxable fixed maturities	10,507	34.2	6,196	61.8	16,703	41.0
Tax exempt fixed maturities	5,757	18.7	2,532	25.2	8,289	20.3
All other	6,408	20.8	524	5.2	6,932	17.0

Total investments	$30,729	100.0	$10,029	100.0	$40,758	100.0

Sub-prime (Included in RMBS Above)	$1,100	3.6	$9	0.1	$1,109	2.7
Alt-A (Included in RMBS Above)	$978	3.2	$77	0.8	$1,055	2.6
RMBS/CMBS/Other ABS Distribution

									% of Mortgage & Asset-		% of Total
	RMBS		CMBS		Other ABS		Total		Backed Holdings		Investments
		Amortized		Amortized		Amortized		Amortized		Amortized		Amortized
	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost
U.S. Government Agencies	$2,089	$2,072	$—	$—	$—	$—	$2,089	$2,072	28.4	23.5	5.5	5.1
AAA	2,864	3,589	511	647	328	352	3,703	4,588	50.4	51.9	9.7	11.3
AA	244	369	72	125	6	10	322	504	4.4	5.7	0.9	1.2
A	203	312	50	100	9	27	262	439	3.6	5.0	0.7	1.1
BBB	255	333	7	13	87	87	349	433	4.8	4.9	0.9	1.1
<BBB & Equity Tranches	609	782	12	16	—	—	621	798	8.4	9.0	1.6	1.9

Total RMBS/CMBS/Other ABS	$6,264	$7,457	$652	$901	$430	$476	$7,346	$8,834	100.0	100.0	19.3	21.7

(1)	The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

RMBS	—	Residential mortgage-backed securities
CMBS	—	Commercial mortgage-backed securities
Other ABS	—	Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2009
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	80	17.1	—	—	—	—	—	—	2	4.2	82	11.5
2006	303	64.9	45	42.1	—	—	53	88.3	26	54.2	427	59.7
2005	70	15.0	35	32.7	—	—	2	3.3	6	12.5	113	15.8
2004	9	1.9	13	12.1	19	57.6	1	1.7	4	8.3	46	6.4
2003 & prior	5	1.1	14	13.1	14	42.4	4	6.7	10	20.8	47	6.6

Total sub-prime	$467	100.0	$107	100.0	$33	100.0	$60	100.0	$48	100.0	$715	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	126	18.2	—	—	—	—	—	—	2	2.8	128	11.6
2006	461	66.6	72	41.1	—	—	66	89.2	31	43.7	630	56.8
2005	87	12.6	61	34.9	—	—	2	2.7	11	15.5	161	14.5
2004	12	1.7	19	10.9	68	70.1	2	2.7	8	11.3	109	9.8
2003 & prior	6	0.9	23	13.1	29	29.9	4	5.4	19	26.7	81	7.3

Total sub-prime	$692	100.0	$175	100.0	$97	100.0	$74	100.0	$71	100.0	$1,109	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	13	2.4	23	31.5	—	—	30	100.0	76	41.3	142	16.9
2006	5	0.9	10	13.7	—	—	—	—	87	47.3	102	12.2
2005	65	11.8	19	26.0	—	—	—	—	21	11.4	105	12.5
2004	355	64.4	21	28.8	—	—	—	—	—	—	376	44.9
2003 & prior	113	20.5	—	—	—	—	—	—	—	—	113	13.5

Total Alt-A	$551	100.0	$73	100.0	$—	—	$30	100.0	$184	100.0	$838	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	15	2.1	40	35.7	—	—	30	100.0	85	40.3	170	16.1
2006	6	0.9	17	15.2	—	—	—	—	103	48.8	126	11.9
2005	108	15.4	31	27.7	—	—	—	—	23	10.9	162	15.4
2004	446	63.5	24	21.4	—	—	—	—	—	—	470	44.6
2003 & prior	127	18.1	—	—	—	—	—	—	—	—	127	12.0

Total Alt-A	$702	100.0	$112	100.0	$—	—	$30	100.0	$211	100.0	$1,055	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2009
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$1,679	$1,673	$310	$303	$58	$56	$—	$—	$42	$40	$2,089	$2,072
AAA	1,763	2,237	205	244	411	567	135	169	350	372	2,864	3,589
AA	128	192	—	—	42	64	74	113	—	—	244	369
A	119	193	30	35	44	69	9	13	1	2	203	312
BBB	144	187	4	6	58	90	49	50	—	—	255	333
<BBB & Equity Tranches	359	443	33	34	181	260	31	38	5	7	609	782

Total RMBS	$4,192	$4,925	$582	$622	$794	$1,106	$298	$383	$398	$421	$6,264	$7,457

Included in Total RMBS:
Pass-Thru	$725	$722	$85	$85	$57	$56	$—	$—	$43	$41	$910	$904
Structured	3,467	4,203	497	537	737	1,050	298	383	355	380	5,354	6,553

Total RMBS	$4,192	$4,925	$582	$622	$794	$1,106	$298	$383	$398	$421	$6,264	$7,457

Included in Total RMBS:
Sub-prime	$413	$718	$—	$—	$—	$—	$298	$383	$4	$8	$715	$1,109
Alt-A	641	807	48	51	147	195	—	—	2	2	838	1,055
Prime	3,138	3,400	534	571	647	911	—	—	392	411	4,711	5,293

Total RMBS	$4,192	$4,925	$582	$622	$794	$1,106	$298	$383	$398	$421	$6,264	$7,457

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
AAA	$276	$310	$235	$337	$511	$647
AA	43	76	29	49	72	125
A	39	83	11	17	50	100
BBB	—	—	7	13	7	13
<BBB & Equity Tranches	5	9	7	7	12	16

Total CMBS	$363	$478	$289	$423	$652	$901

Included in Total CMBS:
Pass-Thru	$—	$—	$—	$—	$—	$—
Structured	363	478	289	423	652	901

Total CMBS	$363	$478	$289	$423	$652	$901

ARM —	Adjustable rate mortgages

MBS —	Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2009
(In millions)
Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$89	$88	$115	$148	$124	$116	$328	$352
AA	—	—	—	—	6	10	6	10
A	6	6	—	—	3	21	9	27
BBB	86	87	—	—	1	—	87	87
<BBB & Equity Tranches	—	—	—	—	—	—	—	—

Total Other ABS	$181	$181	$115	$148	$134	$147	$430	$476

Included in Total Other ABS:
Pass-Thru	$86	$87	$—	$—	$—	$—	$86	$87
Structured	95	94	115	148	134	147	344	389

Total Other ABS	$181	$181	$115	$148	$134	$147	$430	$476

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$859	$944	(9)%	$1,224	$1,281	(4)%	$2,083	$2,225	(6)%
Net written premiums	761	848	(10)	834	860	(3)	1,595	1,708	(7)

Net earned premiums	671	768	(13)	834	859	(3)	1,505	1,627	(7)
Net investment income	252	199	27	188	155	21	440	354	24
Other revenues	16	15	7	48	54	(11)	64	69	(7)

Total operating revenues	939	982	(4)	1,070	1,068	0	2,009	2,050	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	478	566	16	522	559	7	1,000	1,125	11
Policyholders’ dividends	(1)	3	133	3	1	(200)	2	4	50
Amortization of deferred acquisition costs	163	175	7	182	184	1	345	359	4
Other insurance related expenses	68	48	(42)	63	53	(19)	131	101	(30)
Other expenses	22	12	(83)	40	41	2	62	53	(17)

Total claims, benefits and expenses	730	804	9	810	838	3	1,540	1,642	6

Operating income from continuing operations before income tax	209	178	17	260	230	13	469	408	15
Income tax expense on operating income	(64)	(54)	(19)	(73)	(74)	1	(137)	(128)	(7)
Net operating income attributable to noncontrolling interests	—	—	N/M	(14)	(11)	(27)	(14)	(11)	(27)

Net operating income from continuing operations attributable to CNAF	145	124	17	173	145	19	318	269	18

Net realized investment losses, net of participating policyholders’ interests	(170)	(60)	(183)	(96)	(29)	N/M	(266)	(89)	(199)
Income tax benefit on realized investment losses	60	21	186	28	10	180	88	31	184
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment losses attributable to CNAF	(110)	(39)	(182)	(68)	(19)	N/M	(178)	(58)	N/M

Net income (loss) from continuing operations attributable to CNAF	$35	$85	(59)%	$105	$126	(17)%	$140	$211	(34)%

FINANCIAL RATIOS
Loss & LAE	71.3%	73.7%		62.5%	65.2%		66.4%	69.2%
Acquisition expense	16.1	14.6		18.1	17.2		17.2	16.0
Underwriting expense	18.3	14.4		11.1	10.4		14.3	12.2

Expense	34.4	29.0		29.2	27.6		31.5	28.2
Dividend	(0.2)	0.5		0.4	0.1		0.2	0.3

Combined ratio	105.5%	103.2%		92.1%	92.9%		98.1%	97.7%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$40	$45		$3	$2		$43	$47
Impact on loss & LAE ratio	6.0%	5.9%		0.4%	0.2%		2.9%	2.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(80)	$(15)		$(40)	$1		$(120)	$(14)
Prior year premium development	59	(8)		(1)	1		58	(7)
Other (2)	6	8		(1)	—		5	8

Total development & other	$(15)	$(15)		$(42)	$2		$(57)	$(13)

Impact of development & other on loss & LAE ratio	(4.4)%	(1.9)%		(4.9)%	0.2%		(4.9)%	(0.8)%

(1)	In 2009, Standard Lines includes $33 million of favorable loss and LAE reserve development and Specialty Lines includes $3 million of unfavorable loss and LAE reserve development related to catastrophes in accident years 2005, 2007 and 2008. In 2008, Standard Lines includes $29 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$1,505	$1,627	$148	$149	(1)%	$3	$(2)	N/M %	$1,656	$1,774	(7)%
Net investment income	440	354	168	157	7	67	65	3	675	576	17
Other revenues	64	69	(1)	8	(113)	(1)	5	(120)	62	82	(24)

Total operating revenues	2,009	2,050	315	314	0	69	68	1	2,393	2,432	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	1,000	1,125	269	316	15	23	26	12	1,292	1,467	12
Policyholders’ dividends	2	4	—	1	N/M	—	—	N/M	2	5	60
Amortization of deferred acquisition costs	345	359	4	2	(100)	—	(1)	N/M	349	360	3
Other insurance related expenses	131	101	47	51	8	—	(3)	N/M	178	149	(19)
Other expenses	62	53	51	5	N/M	30	29	(3)	143	87	(64)

Total claims, benefits and expenses	1,540	1,642	371	375	1	53	51	(4)	1,964	2,068	5

Operating income (loss) from continuing operations before income tax	469	408	(56)	(61)	8	16	17	(6)	429	364	18
Income tax (expense) benefit on operating income (loss)	(137)	(128)	30	31	(3)	(3)	(5)	40	(110)	(102)	(8)
Net operating income attributable to noncontrolling interests	(14)	(11)	—	—	N/M	—	(1)	N/M	(14)	(12)	(17)

Net operating income (loss) from continuing operations attributable to CNAF	318	269	(26)	(30)	13	13	11	18	305	250	22

Net realized investment gains (losses), net of participating policyholders’ interests	(266)	(89)	13	(6)	N/M	(44)	(16)	(175)	(297)	(111)	(168)
Income tax (expense) benefit on realized investment gains (losses)	88	31	(4)	2	N/M	14	7	100	98	40	145
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment gains (losses) attributable to CNAF	(178)	(58)	9	(4)	N/M	(30)	(9)	N/M	(199)	(71)	(180)

Net income (loss) from continuing operations attributable to CNAF	$140	$211	$(17)	$(34)	50%	$(17)	$2	N/M %	$106	$179	(41)%

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2009	2008	2009		2008		% Change	2009		2008		% Change	2009	2008	% Change

Gross written premiums	$2,083	$2,225	$149		$148		1%	$4		$3		33%	$2,236	$2,376	(6)%
Net written premiums	1,595	1,708	144		147		(2)	2		—		N/M	1,741	1,855	(6)
Net earned premiums	1,505	1,627	148		149		(1)	3		(2)		N/M	1,656	1,774	(7)

FINANCIAL RATIOS
Loss & LAE	66.4%	69.2%	N/M	%	N/M	%		N/M	%	N/M	%		78.1%	80.3%
Acquisition expense	17.2	16.0	N/M		N/M			N/M		N/M			16.7	15.5
Underwriting expense	14.3	12.2	N/M		N/M			N/M		N/M			15.2	13.2

Expense	31.5	28.2	N/M		N/M			N/M		N/M			31.9	28.7
Dividend	0.2	0.3	N/M		N/M			N/M		N/M			0.1	0.2

Combined ratio	98.1%	97.7%	N/M	%	N/M	%		N/M	%	N/M	%		110.1%	109.2%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

SIX MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$1,688	$1,776	(5)%	$2,500	$2,574	(3)%	$4,188	$4,350	(4)%
Net written premiums	1,524	1,619	(6)	1,663	1,708	(3)	3,187	3,327	(4)

Net earned premiums	1,381	1,551	(11)	1,646	1,732	(5)	3,027	3,283	(8)
Net investment income	372	363	2	296	287	3	668	650	3
Other revenues	29	29	0	105	107	(2)	134	136	(1)

Total operating revenues	1,782	1,943	(8)	2,047	2,126	(4)	3,829	4,069	(6)

Claims, benefits and expenses:
Net incurred claims and benefits	988	1,143	14	1,021	1,125	9	2,009	2,268	11
Policyholders’ dividends	2	7	71	6	8	25	8	15	47
Amortization of deferred acquisition costs	329	354	7	359	368	2	688	722	5
Other insurance related expenses	144	106	(36)	122	103	(18)	266	209	(27)
Other expenses	31	24	(29)	96	92	(4)	127	116	(9)

Total claims, benefits and expenses	1,494	1,634	9	1,604	1,696	5	3,098	3,330	7

Operating income from continuing operations before income tax	288	309	(7)	443	430	3	731	739	(1)
Income tax expense on operating income	(82)	(90)	9	(126)	(138)	9	(208)	(228)	9
Net operating income attributable to noncontrolling interests	—	—	N/M	(25)	(23)	(9)	(25)	(23)	(9)

Net operating income from continuing operations attributable to CNAF	206	219	(6)	292	269	9	498	488	2

Net realized investment losses, net of participating policyholders’ interests	(349)	(76)	N/M	(212)	(38)	N/M	(561)	(114)	N/M
Income tax benefit on realized investment losses	122	26	N/M	69	14	N/M	191	40	N/M
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	1	—	N/M	1	—	N/M

Net realized investment losses attributable to CNAF	(227)	(50)	N/M	(142)	(24)	N/M	(369)	(74)	N/M

Net income (loss) from continuing operations attributable to CNAF	$(21)	$169	(112)%	$150	$245	(39)%	$129	$414	(69)%

FINANCIAL RATIOS
Loss & LAE	71.5%	73.7%		62.0%	65.0%		66.3%	69.1%
Acquisition expense	16.6	15.8		18.1	17.1		17.4	16.5
Underwriting expense	17.6	13.8		11.1	10.0		14.1	11.8

Expense	34.2	29.6		29.2	27.1		31.5	28.3
Dividend	0.2	0.5		0.4	0.5		0.3	0.5

Combined ratio	105.9%	103.8%		91.6%	92.6%		98.1%	97.9%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$52	$98		$4	$2		$56	$100
Impact on loss & LAE ratio	3.8%	6.3%		0.2%	0.1%		1.9%	3.1%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(110)	$(50)		$(81)	$18		$(191)	$(32)
Prior year premium development	76	1		(3)	(18)		73	(17)
Other (2)	11	15		(2)	(5)		9	10

Total development & other	$(23)	$(34)		$(86)	$(5)		$(109)	$(39)

Impact of development & other on loss & LAE ratio	(3.1)%	(2.2)%		(5.2)%	0.1%		(4.4)%	(1.0)%

(1)	In 2009, Standard Lines includes $64 million and Specialty Lines includes $4 million of favorable loss and LAE reserve development related to catastrophes in accident years 2005, 2007 and 2008. In 2008, Standard Lines includes $29 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

SIX MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$3,027	$3,283	$298	$306	(3)%	$3	$(2)	N/M %	$3,328	$3,587	(7)%
Net investment income	668	650	327	241	36	100	119	(16)	1,095	1,010	8
Other revenues	134	136	5	21	(76)	1	11	(91)	140	168	(17)

Total operating revenues	3,829	4,069	630	568	11	104	128	(19)	4,563	4,765	(4)

Claims, benefits and expenses:
Net incurred claims and benefits	2,009	2,268	574	528	(9)	44	47	6	2,627	2,843	8
Policyholders’ dividends	8	15	1	3	67	—	—	N/M	9	18	50
Amortization of deferred acquisition costs	688	722	10	6	(67)	—	—	N/M	698	728	4
Other insurance related expenses	266	209	93	101	8	—	—	N/M	359	310	(16)
Other expenses	127	116	57	10	N/M	60	61	2	244	187	(30)

Total claims, benefits and expenses	3,098	3,330	735	648	(13)	104	108	4	3,937	4,086	4

Operating income (loss) from continuing operations before income tax	731	739	(105)	(80)	(31)	—	20	N/M	626	679	(8)
Income tax (expense) benefit on operating income (loss)	(208)	(228)	57	47	21	4	(3)	N/M	(147)	(184)	20
Net operating income attributable to noncontrolling interests	(25)	(23)	—	—	N/M	—	(1)	N/M	(25)	(24)	(4)

Net operating income (loss) from continuing operations attributable to CNAF	498	488	(48)	(33)	(45)	4	16	(75)	454	471	(4)

Net realized investment losses, net of participating policyholders’ interests	(561)	(114)	(177)	(23)	N/M	(91)	(25)	N/M	(829)	(162)	N/M
Income tax benefit on realized investment losses	191	40	62	8	N/M	32	10	N/M	285	58	N/M
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	—	—	—	N/M	—	—	N/M	1	—	N/M

Net realized investment losses attributable to CNAF	(369)	(74)	(115)	(15)	N/M	(59)	(15)	N/M	(543)	(104)	N/M

Net income (loss) from continuing operations attributable to CNAF	$129	$414	$(163)	$(48)	N/M %	$(55)	$1	N/M %	$(89)	$367	(124)%

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$4,188	$4,350	$305	$311	(2)%	$4	$2	100%	$4,497	$4,663	(4)%
Net written premiums	3,187	3,327	301	309	(3)	—	(3)	N/M	3,488	3,633	(4)
Net earned premiums	3,027	3,283	298	305	(2)	3	(2)	N/M	3,328	3,586	(7)

FINANCIAL RATIOS
Loss & LAE	66.3%	69.1%	N/M %	N/M %		N/M %	N/M %		77.6%	79.0%
Acquisition expense	17.4	16.5	N/M	N/M		N/M	N/M		16.9	16.1
Underwriting expense	14.1	11.8	N/M	N/M		N/M	N/M		14.9	12.8

Expense	31.5	28.3	N/M	N/M		N/M	N/M		31.8	28.9
Dividend	0.3	0.5	N/M	N/M		N/M	N/M		0.2	0.4

Combined ratio	98.1%	97.9%	N/M %	N/M %		N/M %	N/M %		109.6%	108.3%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD2009

Income (loss) from limited partnerships	$(23)	$22	$(39)	$(159)	$(199)	$(36)	$88	$52
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(1)	(2)	—	4	4
Other investment income	188	176	176	167	707	156	160	316

Net investment income	$164	$199	$136	$7	$506	$120	$252	$372

	Specialty Lines
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD2009

Income (loss) from limited partnerships	$(13)	$13	$(24)	$(97)	$(121)	$(22)	$54	$32
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	(1)	(1)	—	3	3
Other investment income	145	142	145	141	573	130	131	261

Net investment income	$132	$155	$121	$43	$451	$108	$188	$296

	P&C Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD2009

Income (loss) from limited partnerships	$(36)	$35	$(63)	$(256)	$(320)	$(58)	$142	$84
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(2)	(3)	—	7	7
Other investment income	333	318	321	308	1,280	286	291	577

Net investment income	$296	$354	$257	$50	$957	$228	$440	$668

	Life & Group Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD2009

Income (loss) from limited partnerships	$4	$5	$(2)	$(12)	$(5)	$(2)	$—	$(2)
Income (loss) from trading portfolio — Indexed Group Annuity	(76)	(5)	(22)	(43)	(146)	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	—	—	—	—	—
Other investment income	156	157	159	163	635	161	168	329

Net investment income	$84	$157	$135	$108	$484	$159	$168	$327

	Corporate & Other Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD2009

Income (loss) from limited partnerships	$(7)	$6	$(12)	$(41)	$(54)	$(10)	$23	$13
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	—	—	—	1	1
Other investment income	61	59	59	53	232	43	43	86

Net investment income	$54	$65	$47	$12	$178	$33	$67	$100

	Total Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD2009

Income (loss) from limited partnerships	$(39)	$46	$(77)	$(309)	$(379)	$(70)	$165	$95
Income (loss) from trading portfolio — Indexed Group Annuity	(76)	(5)	(22)	(43)	(146)	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(2)	(3)	—	8	8
Other investment income	550	534	539	524	2,147	490	502	992

Net investment income	$434	$576	$439	$170	$1,619	$420	$675	$1,095

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIODS ENDED JUNE 30	Three Months			Six Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change

Combined Continental Casualty Companies
Gross written premiums	$2,001	$2,139	(6)%	$4,017	$4,184	(4)%
Net written premiums	1,515	1,619	(6)	3,032	3,165	(4)

Net earned premiums	1,292	1,396	(7)	2,734	2,788	(2)
Claim and claim adjustment expenses	1,064	1,171	(9)	2,120	2,334	(9)
Acquisition expenses	258	237	(9)	502	479	(5)
Underwriting expenses	223	196	(14)	434	386	(12)
Policyholders’ dividends	3	4	25	7	7	—

Underwriting loss	(256)	(212)	(21)	(329)	(418)	21
Net investment income	436	448	(3)	817	926	(12)
Other income (expenses)	13	(52)	125	16	(48)	133
Income tax expense	(22)	(47)	53	(57)	(102)	44
Net realized losses	(303)	(141)	(115)	(835)	(136)	N/M

Net income (loss)	$(132)	$(4)	N/M %	$(388)	$222	N/M %

Financial Ratios
Loss and LAE	82.4%	83.9%		77.5%	83.7%
Acquisition expense	17.1	14.6		16.5	15.1
Underwriting expense	14.5	12.1		14.4	12.2

Expense	31.6	26.7		30.9	27.3
Dividend	0.3	0.3		0.3	0.3

Combined ratio	114.3%	110.9%		108.7%	111.3%

SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	June 30, 2009	December 31, 2008

Combined Continental Casualty Companies
Statutory surplus (1)	$8,173	$7,819

Life Company
Statutory surplus	$449	$487

(1)	Surplus includes the Combined Continental Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated at	Evaluated at
	6/30/09	12/31/08	6/30/09
Gross Accident Year	73.3%	76.4%	74.9%
Impact of Reinsurance	1.3	2.2	2.5

Net Accident Year	74.6	78.6	77.4%

Impact of Development and Other (1) (2)	(3.1)	(3.2)

Net Calendar Year	71.5%	75.4%

	Specialty Lines
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated at	Evaluated at
	6/30/09	12/31/08	6/30/09
Gross Accident Year	67.1%	67.0%	67.0%
Impact of Reinsurance	0.1	0.3	0.5

Net Accident Year	67.2	67.3	67.5%

Impact of Development and Other (1)	(5.2)	(5.4)

Net Calendar Year	62.0%	61.9%

	P&C Operations
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated at	Evaluated at
	6/30/09	12/31/08	6/30/09
Gross Accident Year	69.5%	70.7%	70.1%
Impact of Reinsurance	1.2	1.9	2.0

Net Accident Year	70.7	72.6	72.1%

Impact of Development and Other (1) (2)	(4.4)	(4.4)

Net Calendar Year	66.3%	68.2%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within Standard Lines was reduced by $90 million for insolvent insureds. The reduction of this amount, which is reflected as unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.